UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 29, 2014
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On September 29, 2014, Hospira, Inc. (the “Company”) received a warning letter from the U.S. Food and Drug Administration (“FDA”) related to an inspection of the Company’s pharmaceutical manufacturing facility in Mulgrave, Victoria, Australia.  The inspection occurred February 24 through March 1, 2014.  The Mulgrave, Victoria site manufactures a portion of the Company’s specialty injectable pharmaceutical products.  Reference is made to the FDA’s warning letter, which is filed as Exhibit 99.1 to this Form 8-K, for further information.

The warning letter does not restrict production or shipment of the Company’s pharmaceutical products from this facility.  The Company is evaluating what corrective actions may be required, and associated costs may be incurred, to address the matters raised in the warning letter.  The Company does not expect that the warning letter will impact its 2014 financial guidance.

The Company takes this matter seriously, and intends to respond fully and in a timely manner to the FDA’s warning letter.  There can be no assurance that the FDA will be satisfied with the Company’s response.  Until the violations are corrected, the Company may be subject to additional regulatory action by the FDA.  Any such further action could, ultimately, be significant to our ongoing business and operations.

See “Certain Quality and Product Related Matters” under Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations in Hospira’s Report on Form 10-Q for the quarter ended June 30, 2014, for additional information regarding warning letters that Hospira has received.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s operations.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K, and as updated by any subsequent Reports on Form 10-Q, filed by Hospira with the Securities and Exchange Commission.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01                                                                                                                                           EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	FDA Warning Letter, dated September 26, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: October 1, 2014		/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and
Secretary